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Exhibit 10.44

MANAGEMENT SERVICES AGREEMENT

        This MANAGEMENT SERVICES AGREEMENT is dated as of February 8, 2007 (this "Agreement"), among KGEN HOLDCO LLC, a Delaware limited liability company ("Holdco"), KGEN POWER LLC, a Delaware limited liability company, which will become a wholly-owned subsidiary of Holdco (together with Holdco, "KGen Power") and KGEN POWER MANAGEMENT INC., a Delaware corporation (the "Manager"). KGen Power and the Manager are each referred to herein individually as a "Party" and, collectively, as the "Parties".

PRELIMINARY STATEMENTS:

        A.    KGen Power desires to engage the Manager to perform and provide, and the Manager has the capacity to perform and provide for the benefit of KGen Power, certain administrative and management support and services for KGen Power related to the operation of the MP Projects (as defined below); and

        B.    The Manager is willing to provide such support and services.

        In consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.
DEFINITIONS

        Section 1.01    Definitions.

        (a)    Defined Terms.    As used in this Agreement, the following defined terms have the meanings indicated below:

        "Claims" shall have the meaning assigned thereto in Section 5.01.

        "Confidential Material" shall have the meaning assigned thereto in Section 7.01(a).

        "Management Fee" shall have the meaning assigned thereto in Section 2.02.

        "MP Project Companies" shall mean each of KGen Enterprise LLC, KGen New Albany LLC, KGen Southaven, LLC and KGen Marshall LLC.

        "MP Projects" shall mean the power generation facilities indirectly owned by KGen Power through the MP Project Companies.

        (b)   In this Agreement, unless the context indicates otherwise, the singular includes the plural and the plural the singular; words importing any gender include the other gender; references to "writing" include printing, typing, lithography, facsimile reproduction and other means of reproducing words in a tangible visible form; the words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation" or "but not limited to" or words of similar import; and words "hereby," "hereto," "herewith," "hereunder," "herein" and "hereof" are references to this Agreement unless otherwise indicated; references to articles, sections or subdivisions of sections are to those of this Agreement unless otherwise indicated; and references to agreements and other contractual instruments shall be deemed to include all exhibits and appendices attached thereto and all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement.

ARTICLE II.
SERVICES

        Section 2.01    Services.

        (a)   The Parties hereto acknowledge and agree that KGen Power has certain obligations to maintain and operate the MP Projects, and, in furtherance thereof, the Manager shall provide, at the direction of KGen Power, the services necessary or desirable for KGen Power to operate and maintain the MP Projects as set forth and defined in Exhibit A hereto (the "Services").

        (b)   In connection with the Services, KGen Power and each of the MP Project Companies does hereby make, constitute and appoint the Manager as its true and lawful attorney-in-fact with full power and authority to act, for the purpose of performing the Services and exercising the rights of KGen Power or the MP Project Companies, including but not limited to, the power to execute all documents and instruments and taking all such other actions and executing any instrument which the Manager may deem necessary or advisable to accomplish the Services; provided that the Manager shall not incur any indebtedness or dispose of any assets of KGen Power or the MP Project Companies without KGen Power's prior written consent. Manager shall be under no obligation to use the authority granted hereby and any such use will be at Manager's sole discretion.

        (c)   The Manager shall be under no obligation to advance any funds to KGen Power or to expend any of its own funds for any payment expenses and costs incurred by the Manager for any goods or otherwise to any third party in connection with the performance of the Services. Notwithstanding the foregoing, in the event that the Manager does expend any of its own funds for any payment expenses and costs incurred by the Manager for any goods or otherwise to any third party in connection with the performance of the Services, the Manager shall be entitled to reimbursement in accordance with Section 2.02(a)(i).

        Section 2.02    Compensation Fee.

        (a)   In consideration for the Services to be provided by the Manager to KGen Power pursuant to this Agreement, KGen Power agrees (i) to reimburse the Manager for reasonable expenses and costs incurred by the Manager; provided, however that any expense, or series of expenses, over $10,000 shall require KGen Holdco LLC's ("KGen Holdco") prior written consent, (ii) to pay a $50,000 monthly management fee (the "Management Fee"), and (iii) to reimburse Manager for incentive compensation paid to its employees and consultants, in amounts to be approved in advance by KGen Holdco, related to the MP Projects, the aggregate amount of such incentive compensation shall not exceed an amount equal to $471,000 less any amounts of such incentive compensation, if any, paid prior to December 28, 2006.

        (b)   The Manager will invoice KGen Power monthly for amounts payable pursuant to Section 2.02(a) and KGen Power will pay all such amounts within 30 days of the date of such invoice.

        (c)   The Manager shall be obligated to perform its obligations hereunder only during such time as full and prompt payment is made pursuant to this Section 2.02.

ARTICLE III.
TERM AND TERMINATION

        Section 3.01    Term.    The term of this Agreement shall commence as of the date hereof and shall end on the earlier of (i) the date KGen Power has sold the MP Projects and all related real and personal property or (ii) termination by KGen Power upon 30 days' prior written notice to Manager; provided that the term of this Agreement shall not extend beyond two years from the date hereof. Notwithstanding anything to the contrary in the foregoing, the Services provided with respect to any

MP Project Company shall automatically terminate if KGen Power ceases to own such MP Project Company.

        Section 3.02    Termination.    This Agreement may be terminated by any Party hereto upon the failure of the other Party to perform any of its material obligations hereunder, provided that the Party seeking to terminate this Agreement under this Section 3.02 has given the breaching Party 30 days prior written notice of such breach, and such breach has not been remedied within such 30-day period. Furthermore, this Agreement may be terminated by KGen Power upon the bankruptcy, reorganization, dissolution or liquidation of the Manager. Upon termination of this Agreement pursuant to Section 3.01 or this Section 3.02, the Manager agrees to provide to KGen Power originals or copies of all books and records pertaining to KGen Power and the Services tendered by the Manager hereunder up to and including the date of such termination.

ARTICLE IV.
LIMITATION OF LIABILITY

        Section 4.01    Limitation of Liability.    No Party to this Agreement shall be liable to the other Party to this Agreement for any special or consequential damages arising from or connected with its performance hereunder or any breach of its obligations hereunder.

ARTICLE V.
INDEMNIFICATION AND WAIVER

        Section 5.01    Indemnification.    Except as set forth above, KGen Power agrees to indemnify, defend and hold harmless the Manager and its officers, directors, representatives, agents, shareholders and employees from and against and in respect of any and all claims, liabilities, losses, costs, expenses (including reasonable attorneys' fees and costs of investigation) or damages ("Claims") incurred or suffered by the Manager in connection with, arising out of, or relating to, directly or indirectly, the Services, including any negligence or strict liability claims. Notwithstanding any other provision of this Agreement which could be construed to the contrary, KGen Power shall not indemnify, defend or hold harmless the Manager from and against Claims incurred or suffered by the Manager as a result of any gross negligence or willful misconduct by the Manager in connection with, arising out of or relating to, directly or indirectly, the Services and the Manager agrees to indemnify, defend and hold KGen Power and its officers, directors, representatives, agents, shareholders, subsidiaries and employees (the "KGen Power Indemnitees") harmless from and against any Claims incurred or suffered by the KGen Power Indemnitees as a result of such gross negligence or willful misconduct.

        Section 5.02    Waiver and Standard of Liability.    Notwithstanding any other provision of this Agreement which could be construed to the contrary, the Manager shall not be liable or accountable to any Person including, without limitation, KGen Power, any affiliate of KGen Power or any MP Project Company (other than KGen Power to the extent set forth in the next following sentence) under any circumstances for any Claims directly or indirectly arising out of, in connection with or related to services of Manager under this Agreement. The Manager shall not be liable or accountable to KGen Power or any affiliate of KGen Power or any MP Project Company or any other Person under any circumstances for, and KGen Power shall indemnify the Manager in accordance with the provisions of Section 5.01 for, any Claims, directly or indirectly, arising out of, in connection with or related to, services by the Manager under this Agreement, unless such Claims are finally adjudicated to have resulted directly from the Manager's gross negligence or willful misconduct.

ARTICLE VI.
REPRESENTATIONS AND WARRANTIES

        Section 6.01    Representations and Warranties.

        (a)   As a material inducement to enter into this Agreement (in addition to other warranties, representations and acknowledgements set forth herein), each Party hereto respectively warrants and represents that (i) it has the power and authority to execute and perform the terms and conditions of this Agreement to be performed by such Party, (ii) it is duly organized and validly existing under and pursuant to the laws of its domestic state of organization and is qualified to do business and is in good standing in all jurisdictions necessary in order for it to conduct is business and own its property, (iii) it has all requisite power and authority to conduct its business, to own its property and to execute, deliver and perform all of its obligations under this Agreement, and (iv) the execution, delivery and performance of this Agreement by such Party will not constitute a violation of any applicable law or of any limited liability company agreement, articles or certificates of incorporation, by-laws or code of regulations or result in any breach or event of default under any agreement or document to which such Party is a party or otherwise bound.

        (b)   Except as expressly provided to the contrary herein, each Party hereto acknowledges that the foregoing representations by it are being relied upon by the other Party hereto in entering into this Agreement, and each Party hereto agrees that such representations by it shall survive the execution of this Agreement, and the execution and delivery of all documents and instruments contemplated hereby, and shall inure to the benefit of the Parties hereto and their respective successors in interest and permitted assigns.

ARTICLE VII.
OWNERSHIP OF RECORDS AND BOOKS, CONFIDENTIALITY

        Section 7.01    Ownership of Records and Books; Confidentiality.

        (a)   The Manager acknowledges and agrees that any records, books, data, information, documents or any other materials which KGen Power delivers or makes available to the Manager pursuant to the terms of this Agreement, and any records, books, data, information, documents or other materials developed therefrom or in connection therewith (the "Confidential Material") are the exclusive property of KGen Power. The Manager further acknowledges and agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with customary procedures for handling confidential information of this nature, any Confidential Material or other nonpublic information supplied to it by KGen Power or developed by it pursuant to this Agreement.

        (b)   The Manager acknowledges and agrees that the ownership rights to the Confidential Material are, and shall remain, vested in KGen Power. KGen Power shall have the right at reasonable times during usual business hours to inspect, audit, examine and make copies of the Confidential Material and any other KGen Power or MP Project Company property or asset; provided that the exercise by KGen Power of such right shall not be conducted in a manner that unreasonably interferes with the Manager's operations or business. Such right may be exercised by KGen Power through any agent or employee of KGen Power designated in writing by it or by an independent public accountant, engineer, attorney or other consultant so designated. KGen Power shall bear all expenses incurred in any inspection, audit or examination made at its behest. Should any inspection, audit or examination disclose any errors or improper charges, the Parties hereto shall make, or cause to be made, appropriate adjustments therefore.

ARTICLE VIII.
MISCELLANEOUS

        Section 8.01    Further Assurances.    If any Party hereto reasonably determines or is reasonably advised that any further instruments, actions or things are necessary or desirable to carry out the terms of this Agreement, the other Party shall execute and deliver all such instruments, perform all such actions and provide all such things reasonably necessary and proper to carry out the terms of this Agreement.

        Section 8.02    Survival.    Upon expiration or termination of this Agreement, the Services shall terminate and no Party shall have any further duty or obligation hereunder; provided, however, that the indemnity and confidentiality provisions set forth as Section 5.01 and Section 7.01 of this Agreement shall survive the termination or expiration of this Agreement, and provided further, that each Party shall remain liable for any payment obligations which accrued hereunder prior to the effective date of termination or expiration of this Agreement.

        Section 8.03    Entire Agreement.    This Agreement contains the entire agreement between the Parties hereto with respect to the subject matter hereof and supersedes all prior negotiations and understandings. Neither of the Parties hereto shall be bound by or be deemed to have made any representations, warranties or commitments except those contained herein or in the documents delivered pursuant hereto.

        Section 8.04    Counterparts.    This Agreement may be executed in any number of counterparts and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement.

        Section 8.05    Governing Law.    THIS AGREEMENT IS BEING DELIVERED IN AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS.

        Section 8.06    Assignability.    The terms and provisions of this Agreement, and the respective rights, obligations and duties hereunder of KGen Power and the Manager are not assignable by KGen Power or the Manager, and any assignment thereof shall be void except that (a) the Manager, without relieving itself of any liability hereunder, may engage agents or subcontractors to provide the Services described herein; and (b) the Manager may assign any and all of its rights to payments made, due or to become due hereunder.

        Section 8.07    Binding Effect.    This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and permitted assigns. This Agreement is not made for the benefit of any person or entity not a party hereto, and nothing in this Agreement shall be construed as giving any person or entity, other than the Parties hereto and their respective successors and permitted assigns, any right, remedy or claim under or in respect of this Agreement or any provision hereof.

        Section 8.08    Third Party Beneficiaries.    This Agreement confers no rights on any third party.

        Section 8.09    Headings.    The headings used in this Agreement are for convenience only and shall not affect the construction of any of the terms of this Agreement.

        Section 8.10    Notices.    All notices or other communications which are required or permitted hereunder shall be in writing and shall be deemed sufficiently given if delivered personally or by registered or certified mail, postage prepaid, as follows:

        If to the Manager:

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        If to KGen Power:

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        If to Holdco:

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or to such other person or address as the addressee may have specified in a notice duly given to sender as provided herein. Such notice of communication shall be deemed to have been given as of the date received.

        Section 8.11    Amendment.    No Party hereto shall be bound by any termination, amendment, supplement, waiver or modification of any term hereof unless such Party and KGen Holdco shall have consented thereto in writing.

        Section 8.12    No Implied Waiver.    No delay or failure on the part of any Party hereto in exercising any rights hereunder, and no partial or single exercise thereof, shall constitute a waiver of such rights or of any other rights hereunder.

        Section 8.13    Independent Contractor.    For all purposes of this Agreement, the Manager shall at all times act as and be deemed to be an independent contractor, and shall not act as nor be deemed to be an employee or agent, of KGen Power.

        IN WITNESS WHEREOF, each of the Parties hereto has caused this Agreement to be duly executed on its behalf as of the date first above written.

KGEN HOLDCO LLC, a Delaware limited liability company

By:	MatlinPatterson Global Opportunities Partners II, L.P., a Majority-In-Interest Member

By:	MatlinPatterson Global Partners II LLC, its General Partner

	By:	/s/ Robert H. Weiss Name: Robert H. Weiss Title: General Counsel

KGEN POWER LLC, a Delaware limited liability company

By:	KGEN HOLDCO LLC, a Delaware limited liability company, its Sole Member

By:	MatlinPatterson Global Opportunities Partners II, L.P., a Majority-In-Interest Member

By:	MatlinPatterson Global Partners II LLC, its General Partner

	By:	/s/ Robert H. Weiss Name: Robert H. Weiss Title: General Counsel

KGEN POWER MANAGEMENT INC., a Delaware corporation

	By:	/s/ Donald E. Boyd Name: Donald E. Boyd Title: Executive Vice President

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  Exhibit 10.44
PRELIMINARY STATEMENTS
ARTICLE I. DEFINITIONS
ARTICLE II. SERVICES
ARTICLE III. TERM AND TERMINATION
ARTICLE IV. LIMITATION OF LIABILITY
ARTICLE V. INDEMNIFICATION AND WAIVER
ARTICLE VI. REPRESENTATIONS AND WARRANTIES
ARTICLE VII. OWNERSHIP OF RECORDS AND BOOKS, CONFIDENTIALITY
ARTICLE VIII. MISCELLANEOUS